Amendment No. 2
                                       to
                              Employment Agreement


     This Amendment No. 2 dated as of July 1, 1998 to the Employment Agreement (the "Employment Agreement") dated as of July 1, 1994 between Aeroflex Incorporated, a Delaware corporation, with its principal office located at 35 South Service Road, Plainview, NY 11803 (the "Company") and Leonard Borow, who resides at 125 Rodeo Drive, Oyster Bay Cove, NY 11791 (the "Executive").

     WHEREAS, the Company and the Executive entered into the Employment Agreement and now desire to modify certain of the terms and provisions thereof;

     NOW, THEREFORE, it is agreed as follows:

     1. The Employment Agreement is hereby amended as follows:

     (a) Section 3(a) of the Employment Agreement is hereby amended and restated as follows:

           "(a)The Executive shall receive from the Company an initial annual Base Salary, payable in accordance with the regular payroll practices of the Company, of $350,000. During the Term of Employment, the Compensation Committee shall review the Base Salary no less often than annually for increase as of each July 1 beginning with July 1, 1998; provided, however, that increases shall not be less than the increases in the Consumer Price Index for the New York and Northeastern New Jersey Region, as published by the United States Department of Labor, Bureau of Labor Statistics using June 1998 as the basedate, determined and payable as provided in Section 3(b) below."

     2. All capitalized terms used herein, unless otherwise defined herein, are used herein as defined in the Employment Agreement. Except as expressly provided herein, all terms and provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

                                     AEROFLEX INCORPORATED

                                         By: /s/ Charles Badlato
                                         ---------------------------
                                            Name:  Charles Badlato
                                            Title: Treasurer

                                        /s/ Leonard Borow
                                       -----------------------------
                                            Leonard Borow